UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 27, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-11              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F pursuant to the terms of the Trust Agreement, dated as of June 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. as Servicer, and JPMorgan Chase Bank, as Trustee.

   On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-6F
Mortgage Pass-Through Certificates, Series 2003-6F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: November 5, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 27, 2003

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

                                           GSR MORTGAGE LOAN TRUST 2003-6F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    October 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       65,000,000.00    62,683,427.00      859,629.16     156,708.57     1,016,337.73      0.00       0.00    61,823,797.84
A2      203,200,000.00   195,958,036.39    2,687,332.99     248,213.51     2,935,546.50      0.00       0.00   193,270,703.40
A4          810,888.00       810,888.00            0.00       1,263.63         1,263.63      0.00       0.00       810,888.00
A5          259,389.00       259,389.00            0.00       1,296.94         1,296.94      0.00       0.00       259,389.00
A6       12,368,990.00     2,101,654.00    1,787,408.80      39,441.04     1,826,849.84      0.00       0.00       314,245.20
A7      242,812,800.00    41,257,086.74   35,088,211.51      64,292.29    35,152,503.80      0.00       0.00     6,168,875.23
A8       99,336,932.00    57,404,848.91    7,656,477.30   1,077,297.66     8,733,774.96      0.00       0.00    49,748,371.61
AP           52,702.00        52,141.30          606.57           0.00           606.57      0.00       0.00        51,534.73
B1        8,010,000.00     7,986,902.88        7,807.24      39,934.51        47,741.75      0.00       0.00     7,979,095.64
B2        3,845,000.00     3,833,912.81        3,747.67      19,169.56        22,917.23      0.00       0.00     3,830,165.14
B3        1,922,000.00     1,916,457.84        1,873.35       9,582.29        11,455.64      0.00       0.00     1,914,584.49
B4        1,282,000.00     1,278,303.31        1,249.55       6,391.52         7,641.07      0.00       0.00     1,277,053.76
B5          961,000.00       958,228.92          936.67       4,791.14         5,727.81      0.00       0.00       957,292.25
B6          962,595.00       959,819.32          938.23       4,799.10         5,737.33      0.00       0.00       958,881.09
R                 0.00             0.00            0.00           0.00             0.00      0.00       0.00             0.00
TOTALS  640,824,296.00   377,461,096.42   48,096,219.04   1,673,181.76    49,769,400.80      0.00       0.00   329,364,877.38

A3      203,200,000.00   195,958,036.39            0.00      57,154.43        57,154.43      0.00       0.00   193,270,703.40
A9       32,500,000.00    31,341,713.50            0.00     156,708.57       156,708.57      0.00       0.00    30,911,898.92
AX       57,001,181.00    33,718,401.55            0.00     182,641.34       182,641.34      0.00       0.00    29,732,640.06

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36229RJT7     964.36041538    13.22506400      2.41090108     15.63596508     951.13535138        A1       3.000000 %
A2       36229RJU4     964.36041531    13.22506393      1.22152318     14.44658711     951.13535138        A2       1.520000 %
A4       36229RJW0   1,000.00000000     0.00000000      1.55832865      1.55832865   1,000.00000000        A4       1.870000 %
A5       36229RJX8   1,000.00000000     0.00000000      4.99998072      4.99998072   1,000.00000000        A5       6.000000 %
A6       36229RJY6     169.91314570   144.50725564      3.18870336    147.69595901      25.40589005        A6      22.520000 %
A7       36229RJZ3     169.91314601   144.50725625      0.26478130    144.77203755      25.40588976        A7       1.870000 %
A8       36229RKA6     577.88022797    77.07583822     10.84488557     87.92072378     500.80438975        A8      22.520000 %
AP       36229RKC2     989.36093507    11.50943038      0.00000000     11.50943038     977.85150469        AP       0.000000 %
B1       36229RKE8     997.11646442     0.97468664      4.98558177      5.96026841     996.14177778        B1       6.000000 %
B2       36229RKF5     997.11646554     0.97468661      4.98558127      5.96026788     996.14177893        B2       6.000000 %
B3       36229RKG3     997.11646202     0.97468783      4.98558273      5.96027055     996.14177419        B3       6.000000 %
B4       36229RKH1     997.11646646     0.97468799      4.98558502      5.96027301     996.14177847        B4       6.000000 %
B5       36229RKJ7     997.11646202     0.97468262      4.98557752      5.96026015     996.14177940        B5       6.000000 %
B6       36229RKK4     997.11646123     0.97468821      4.98558584      5.96027405     996.14177302        B6       6.000000 %
TOTALS                 589.02432192    75.05367593      2.61098365     77.66465958     513.97064599

A3       36229RJV2     964.36041531     0.00000000      0.28127180      0.28127180     951.13535138        A3       0.350000 %
A9       36229RKB4     964.36041538     0.00000000      4.82180215      4.82180215     951.13535138        A9       6.000000 %
AX       36229RKD0     591.53864812     0.00000000      3.20416765      3.20416765     521.61445673        AX       6.500000 %
------------------------------------------------------------------------------------------------------  --------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

 Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                         Pool 1 Mortgage Loans                                                                    329,364,878.53

Sec. 4.01(c)    Available Distribution                                                                             50,165,905.28
                         Aggregate Principal Distribution Amount                                                   48,096,219.04
                         Principal Prepayment Amount                                                               47,727,243.61

Sec. 4.01(e)    Unscheduled Principal By Group
                         Group 1                                                                                   47,727,243.61

Sec. 4.01(f)    Interest Payment
                         Class A-1
                                               Accrued and Paid for Current Month                                     156,708.57
                                               Accrued and Paid from Prior Months                                           0.00
                         Class A-2
                                               Accrued and Paid for Current Month                                     248,213.51
                                               Accrued and Paid from Prior Months                                           0.00
                         Class A-3
                                               Accrued and Paid for Current Month                                      57,154.43
                                               Accrued and Paid from Prior Months                                           0.00
                         Class A-4
                                               Accrued and Paid for Current Month                                       1,263.63
                                               Accrued and Paid from Prior Months                                           0.00
                         Class A-5
                                               Accrued and Paid for Current Month                                       1,296.94
                                               Accrued and Paid from Prior Months                                           0.00
                         Class A-6
                                               Accrued and Paid for Current Month                                      39,441.04
                                               Accrued and Paid from Prior Months                                           0.00
                         Class A-7
                                               Accrued and Paid for Current Month                                      64,292.29
                                               Accrued and Paid from Prior Months                                           0.00
                         Class A-8
                                               Accrued and Paid for Current Month                                   1,077,297.66
                                               Accrued and Paid from Prior Months                                           0.00
                         Class A-9
                                               Accrued and Paid for Current Month                                     156,708.57
                                               Accrued and Paid from Prior Months                                           0.00
                         Class A-X
                                               Accrued and Paid for Current Month                                     182,641.34
                                               Accrued and Paid from Prior Months                                           0.00
                         Class B1
                                               Accrued and Paid for Current Month                                      39,934.51
                                               Accrued and Paid from Prior Months                                           0.00
                         Class B2
                                               Accrued and Paid for Current Month                                      19,169.56
                                               Accrued and Paid from Prior Months                                           0.00
                         Class B3
                                               Accrued and Paid for Current Month                                       9,582.29
                                               Accrued and Paid from Prior Months                                           0.00
                         Class B4
                                               Accrued and Paid for Current Month                                       6,391.52
                                               Accrued and Paid from Prior Months                                           0.00
                         Class B5
                                               Accrued and Paid for Current Month                                       4,791.14
                                               Accrued and Paid from Prior Months                                           0.00
                         Class B6
                                               Accrued and Paid for Current Month                                       4,799.10
                                               Accrued and Paid from Prior Months                                           0.00

Sec. 4.01(g)    Trust Fees
                         Servicer Fee Paid                                                                             78,637.73
                         Trustee Fee Paid                                                                                 786.38

Sec. 4.01(h)    Monthly Advances
                         Current Period Advances                                                                            0.00
                         Current Period Reimbursed Advances                                                                 0.00
                         Aggregate Unreimbursed Advances                                                                    0.00

Sec. 4.01(i)    Trustee Advances
                         Current Period Advances                                                                            0.00
                         Current Period Reimbursed Advances                                                                 0.00
                         Aggregate Unreimbursed Advances                                                                    0.00


Sec. 4.01(k)             Number of Outstanding Mortgage Loans                                                                757
                         Balance of Outstanding Mortgage Loans                                                    329,364,878.53

Sec. 4.01(l)                                   Number and Balance of Delinquent Loans
                                                Group 1
                                                                                          Principal
                                                Period                 Number               Balance              Percentage
                                               0-29 days                      753          327,629,377.48                 99.47 %
                                               30-59 days                       3            1,286,470.70                  0.39 %
                                               60-89 days                       0                    0.00                  0.00 %
                                               90-119 days                      1              449,030.35                  0.14 %
                                               120+ days                        0                    0.00                  0.00 %
                                                Total                         757          329,364,878.53                100.00 %
                                                Group Totals
                                                                                          Principal
                                                Period                 Number               Balance              Percentage
                                               0-29 days                      753          327,629,377.48                 99.47 %
                                               30-59 days                       3            1,286,470.70                  0.39 %
                                               60-89 days                       0                    0.00                  0.00 %
                                               90-119 days                      1              449,030.35                  0.14 %
                                               120+days                         0                    0.00                  0.00 %
                                                Total                         757          329,364,878.53                100.00 %

Sec. 4.01(l)                                   Number and Balance of REO Loans
                                                Group 1
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %

                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %


Sec. 4.01(l)                                   Number and Balance of Loans in Bankruptcy
                                                Group 1
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %
                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %

Sec. 4.01(m)                                   Number and Balance of Loans in Foreclosure
                                                Group 1
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %
                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                          0                     0.00                 0.00 %

Sec. 4.01(o)             Aggregate Principal Payment
                                               Scheduled Principal                                                       368,975.43
                                               Payoffs                                                                47,574,245.13
                                               Prepayments                                                               152,998.48
                                               Liquidation Proceeds                                                            0.00
                                               Condemnation Proceeds                                                           0.00
                                               Insurance Proceeds                                                              0.00
                                               Realized Losses                                                                 0.00

                                               Realized Losses Group 1                                                         0.00
                                               Realized Gains                                                                  0.00

Sec. 4.01(p)             Aggregate Amount of Mortgage Loans Repurchased                                                        0.00

Sec. 4.01(q)             Aggregate Amount of Shortfall Allocated for Current Period                                            0.00
                                               Class A-1                                                                       0.00
                                               Class A-2                                                                       0.00
                                               Class A-3                                                                       0.00
                                               Class A-4                                                                       0.00
                                               Class A-5                                                                       0.00
                                               Class A-6                                                                       0.00
                                               Class A-7                                                                       0.00
                                               Class A-8                                                                       0.00
                                               Class A-9                                                                       0.00
                                               Class B1                                                                        0.00
                                               Class B2                                                                        0.00
                                               Class B3                                                                        0.00
                                               Class B4                                                                        0.00
                                               Class B5                                                                        0.00
                                               Class B6                                                                        0.00
                                               Class A-X                                                                       0.00
Sec. 4.01(s) Group I
                         Senior Percentage I                                                                              95.5132 %
                         Senior Prepayment Percentage I                                                                  100.0000 %

                         Subordinate Percentage I                                                                          4.4868 %
                         Subordinate Prepayment Percentage I                                                               0.0000 %

Aggregate
                         Scheduled Principal                                                                             368,975.43
                         Unscheduled Principal                                                                        47,727,243.61
                         Beginning Balance                                                                           377,461,097.57
                         Ending Balance                                                                              329,364,878.53
                         Net Wac                                                                                            6.57981
                         Weighted Averge Maturity                                                                            343.00


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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